UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2013

ACTINIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52446	000-52446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Fifth Avenue, 3rd Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 300-2131

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Share Exchange

On August 22, 2013, Actinium Pharmaceuticals, Inc., (the “Company”) closed on a share exchange agreement (the “Exchange Agreement”) with (i) Actinium Corporation, a Delaware corporation (“Actinium Corporation”), and (ii) the former shareholders of Actinium Corporation (the “Actinium Corporation Shareholders”), pursuant to which the Company acquired 24,052,702 additional shares of capital stock of Actinium Corporation from the Actinium Corporation Shareholders in exchange for the issuance of 8,009,550 additional shares of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) to the Actinium Corporation Shareholders (the “Share Exchange”). The 24,052,702 shares of Common Stock constitute 38.2% of the issued and outstanding equity securities of Actinium Corporation.

As disclosed in the Company’s Current Report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on January 28, 2013 (the “Super 8-K”), the Company had entered into a share exchange agreement dated December 28, 2012 (the “Original Share Exchange”) pursuant to which the Company acquired 21% of the issued and outstanding equity securities of Actinium Corporation, in exchange for the issuance of 4,309,015 shares of common stock, which were issued to the shareholders of Actinium Corporation.  As a result of the share exchange, the former shareholders of Actinium Corporation became the controlling shareholders of the Company and the directors of Actinium Corporation were appointed to the Board of Directors of the Company, and the officers of Actinium Corporation were appointed as the officers of the Company.

As of the August 22, 2013, the Company has acquired a total of 59,047,916, or approximately 93.7%, of the issued and outstanding equity securities of Actinium Corporation. The Company intends to continue to exchange its shares of common stock for shares of Actinium Corporation held by the remaining Actinium Corporation shareholders.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the provisions of the Exchange Agreement filed as an Exhibit to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

The foregoing description of the Original Share Exchange is qualified in its entirety by reference to the provisions of the Super 8-K filed by the Company on January 28, 2013, which is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 of this Report regarding the Share Exchange is incorporated herein by reference in its entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference in response to this Item 3.02.

The shares of common stock issued to the former shareholders of Actinium Corporation in connection with the Share Exchange were offered and sold in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act and Regulation S promulgated under the Securities Act. The Company made this determination based on the representations of the investors which included, in pertinent part, that each such investor was an “accredited investor” within the meaning of Rule 501 of Regulation D.

Item 9.01	Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the Audited Consolidated Financial Statements for the years ended December 31, 2011 and 2010, and the Unaudited Interim Consolidated Financial Statements for the periods ended September 30, 2012 and 2011 for Actinium Corporation are included with this Current Report as exhibit 99.1 and 99.2.

(b)	Pro Forma Financial Information. In accordance with Item 9.01(b), unaudited pro forma combined financial information of the Company are included with this Current Report as exhibit 99.3.

(d)	Exhibits.

Exhibit
Number	Description
2.1
Share Exchange Agreement, dated August 22, 2013, by and among Actinium Pharmaceuticals, Inc., Actinium Corporation, and shareholders of Actinium Corporation (incorporated by reference to Exhibit 2.3 to Form S-1 (Amendment No. 1) filed on August 22, 2013).

99.1	Audited Consolidated Financial Statements for the years ended December 31, 2011 and 2010 for Actinium Corporation (incorporated by reference to Exhibit 99.1 to Form 8-K/A filed on January 28, 2013).
99.2
Unaudited Interim Consolidated Financial Statements for the periods ended September 30, 2012 and 2011 for Actinium Corporation (incorporated by reference to Exhibit 99.2 to Form 8-K/A filed on January 28, 2013).

99.3	Unaudited pro forma combined financial information of Actinium Pharmaceuticals, Inc. and Actinium Corporation (incorporated by reference to Exhibit 99.3 to Form 8-K/A filed on January 4, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2013	ACTINIUM PHARMACEUTICALS, INC.

	By:	/s/ Sergio Traversa
Name: Sergio Traversa Title: Interim President, Interim Chief Executive Officer, and Interim Chief Financial Officer